Financial Assets Held for Trading at Fair Value through Profit or Loss (Details) - Schedule of financial assets held for trading at fair value through profit or loss - CLP ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021
Schedule Of Financial Assets Held For Trading At Fair Value Through Profit Or Loss [Abstract]
Financial derivative contracts	$ 2,960,706	$ 2,705,496
Debt Financial Instruments	3,433,745	3,737,942
Other financial instruments	257,325	138,753
Total	$ 6,651,776	$ 6,582,191